United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-0664764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue Long Island City, NY 11101
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IFMK	Nasdaq Capital Market

Item 4.01. Change in Registrant’s Certifying Accountant.

On September 30, 2020, iFresh, Inc. (the “Company”) dismissed its principal independent accountant, Friedman LLP (“Friedman”) from its engagement with the Company, which dismissal was effective immediately. The decision to dismiss Friedman as the Company’s principal independent accountant was approved by the Audit Committee of the Board of Directors of the Company on September 30, 2020.

The audit report of Friedman on the financial statements of the Company as of and for the years March 31, 2019 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the two years contained an uncertainty about the Company’s ability to continue as a going concern.

There were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, from the time of Friedman’s engagement up to the date of dismissal which disagreements that, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference in connection with its opinion to the subject matter of the disagreement. None of “reportable events”, as that term is described in Item 304(a)(1)(v)(A)-(D)of Regulation S-K occurred within the two fiscal years of the Company ended March 31, 2019 and 2020 and subsequently up to the date of dismissal. Attached as Exhibit 16.1 is a copy of Friedman’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

On September 30, 2020, the Company engaged Wei, Wei & Co., LLP (“Wei”) to serve as its principal independent accountant. The decision to engage Wei as the Company’s principal independent accountant was approved by the Audit Committee of the Board of Directors of the Company on September 30, 2020. During the two years period ended March 31, 2019 and 2020 and in the subsequent interim period prior to September 30, 2020, the Company did not consult with Wei regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by Wei that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description

16.1	Letter from Friedman LLP to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2020

iFRESH, INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	Chief Executive Officer